The Phoenix Edge Series Fund

Supplement to the Prospectus dated May 1, 2007

The Board of Trustees of The Phoenix Edge Series Fund (the “Fund”) has approved a change of subadvisor for the Phoenix Mid-Cap Growth Series of the Fund. As a result, effective November 27, 2007, all references in the Prospectus to Bennett Lawrence Management, LLC (BLM) are hereby deleted and replaced with Neuberger Berman Management, Inc. (NBMI).

The investment objective of the Phoenix Mid-Cap Growth Series and the investment advisory fees to be charged to it by the investment advisor are not affected by this change.

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The subsection entitled Bennett Lawrence Management, LLC is hereby deleted and replaced with the following:

Neuberger Berman Management, Inc.

NBMI is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth Series. NBMI’s principal place of business is located at 605 Third Avenue, 21st Floor, New York, NY 10158-0180. As of December 31, 2006, NBMI and its affiliates had approximately $126.9 billion in assets under management.

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The	sub-section entitled Phoenix Mid-Cap Growth Series – PVA is hereby deleted and replaced with the following information.

Phoenix Mid-Cap Growth Series – PVA

❖	Kenneth Turek, CFA, is a Vice President of NBMI and managing director of Neuberger Berman, LLC. Mr. Turek is portfolio manager on the Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Ken was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

Dated: December 6, 2007	Please keep this supplement for future reference.

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The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information (“SAI”) dated May 1, 2007

Phoenix Mid-Cap Growth Series

Effective November 27, 2007, all references to Bennett Lawrence Management, LLC (BLM) in connection with the Phoenix Mid-Cap Growth Series are deleted. Please add the following information to the section, “The Subadvisors” on page 37 of your SAI:

Neuberger Berman Management, Inc.

Pursuant to an agreement between PVA and Neuberger Berman Management, Inc. (NBMI), NBMI is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth Series. PVA pays a monthly fee to NBMI based on an annual percentage of the average daily net assets of the series as follows:

0.425% of first $500 million

0.400% over $500 million

NBMI is located at 605 Third Avenue, 21st Floor, New York, NY 10158-0180. NBMI and its investment advisory affiliates continue an asset management history that began in 1939. NBMI is a wholly owned subsidiary of Lehman Brothers Holdings, Inc., a publicly-traded company. As of December 31, 2006, NBMI and its affiliates had approximately $126.9 billion in assets under management.

Compensation of Portfolio Managers of the Subadvisor

The following describes the structures and method of calculating the portfolio managers’ compensation as of December 31, 2006.

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of NBMI prior to its initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the NBMI complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

NBMI’s portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NBMI believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NBMI believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

Phoenix Mid-Cap Growth Series
Portfolio Manager	Number of Other Accounts Managed; Assets Under Management (in millions) (as of August 31, 2006)
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kenneth J. Turek	3	0	24
	$1,271	0	$575

Description of any Potential Material Conflicts of interest

With regard to trading, NBMI does not trade for its own account. As to clients, the firm observes the following practices. In effecting securities transactions for funds managed in a “side-by-side” environment, the Neuberger Berman trading desk “bunches” orders for the same security received at the same time for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Such transactions may include all investment clients, including private, institutional and mutual fund accounts, as well as advisory accounts in which affiliated persons have an interest. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to an account according to the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by all the accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price. To the best of our knowledge there were no waivers of such practices within the past year.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Securities

None of the portfolio managers beneficially own any shares in the Fund.

Dated: December 6, 2007	Please keep this supplement for future reference.

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